Note 6 - Capital Stock	3 Months Ended
Oct. 31, 2016
Notes
Note 6 - Capital Stock

NOTE 6 – CAPITAL STOCK

On November 3, 2014, the Company effected a 4:1 forward stock split of its issued and outstanding shares of common stock. As a condition of the split, all shareholders who wanted to participate were required to send $100 to the Transfer Agent to pay for the expense related to reissuance of shares due to split. The cutoff date for the return of the notification and payment to the transfer agent was December 31, 2014. If the shareholder did not return the confirmation and payment, they would not be eligible to receive the additional shares.

As of the date of this filing 99.71% of the shareholders participated and therefore the statements are retroactively adjusted to reflect a 3.99:1 forward split. Due to 3.99:1 forward split the shares increased to 938,192,724, the shares issuable to effect a 4:1 split is 2,736,000.  As a result, all share amounts have been retroactively adjusted for all periods presented for a 3.99:1 forward split.

On August 4, 2016 the Company issued 104,104 common shares to correct the amount of shares issued to a shareholder as a result of the forward stock split.